SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14 (a)
              of the Security Exchange Act of 1934
                        (Amendment No. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [   ]

Check the appropriate box:
 [   ]    Preliminary Proxy Statement
 [ X ]    Definitive Proxy Statement
 [   ]    Definitive Additional Materials
 [   ]    Soliciting Material Pursuant to 240.14a-11(c) or
          240.14a-12

                    Circuit Research Labs, Inc.
              (Name of Registrant as Specified In Its Charter)

                        Gary D.Clarkson
              Name of Person Filing Proxy Statement

Payment of Filing Fee (Check the appropriate box):  N/A
 [   ]    $125 per Exchange Act rules 0-11(c)(1)(ii), 14a-
          6(i)(1), or 14a6(j) (2).
 [   ]    $500 per each party to the controversy pursuant to
          Exchange Act Rule 14a-6(i)(3).
 [   ]    Fee computed on table below per Exchange Act Rules 14a-
          6(i) (4) and 0-11.
          1) Title of each class of securities to which transaction applies:
                    N/A
          2) Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          4)  Proposed maximum aggregate value of transaction:

 [   ]    Check box if any part of the fee is offset as provided
by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount Previous Paid:

          2)  Form, Schedule or Registration Statement No.:

          3)  Filing Party:

          4)  Date Filed:

Circuit Research Labs, Inc.
2522 W. Geneva Dr
Tempe, AZ  85282
Fax 1(602)438-8227  Tel 1(602)438-0888
                                        Mailed to Shareholders on
                                          or about April 26, 2000


                   CIRCUIT RESEARCH LABS, INC.

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD
                          MAY 23, 2000

To Our Shareholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of
Shareholders of CIRCUIT RESEARCH LABS, INC., an Arizona corporation, will be held on May 23, 2000 at 2:00 o'clock p.m., Mountain Standard Time, at the offices of Circuit Research Labs,
Inc., 2522 West Geneva Drive, Tempe, Arizona 85282 for the following purposes:

     1. To elect a board of three (3) directors to serve for the coming year and until their successors are elected; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on March 31, 2000 are entitled to notice of and to vote at the meeting.

     You are cordially invited to attend the meeting in person. However, only those shares which are represented at the meeting personally by the holder or by proxy may vote. To assure your representation at the meeting, please mark, date, sign and return the enclosed proxy card as promptly as possible in the envelope provided. You may attend the meeting, revoke your proxy and vote in person even if you have returned a proxy.

                                             Sincerely,

                                             Gary D. Clarkson,
                                             Secretary
                                             Tempe, Arizona
                                             April 26, 2000

                   CIRCUIT RESEARCH LABS, INC.
                     2522 WEST GENEVA DRIVE
                      TEMPE, ARIZONA 85282


                         PROXY STATEMENT

The enclosed Proxy is solicited on behalf of CIRCUIT RESEARCH LABS, INC. (the Company) for use at its Annual Meeting of Shareholders to be held on May 23, 2000, at 2:00 p.m., Mountain Standard Time, or at any adjournment thereof. The purposes of the meeting are set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held in the offices of Circuit Research Labs, Inc., 2522 West Geneva Drive, Tempe, Arizona 85282. The Company will bear the cost of this solicitation.

Shareholders may revoke any proxy given pursuant to this solicitation by: (a) delivering a written notice of revocation to Gary D. Clarkson, Secretary, Circuit Research Labs, Inc., 2522 West Geneva Drive, Tempe, Arizona 85282; or (b) a duly executed proxy bearing a later date; or (c) attending the meeting and voting in person.

Outstanding Shares and Voting Rights

As of the close of business on March 31, 2000, the Company had outstanding 622,682 shares of common stock with $.10 per share par value, each of which is entitled to one vote at all meetings of stockholders, other than the election of directors. (see "Cumulative Voting Rights"). Only holders of record of Common Stock at the close of business on March 31, 2000 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

In determining whether a quorum exists at the meeting, all shares represented in person or proxy will be counted. Presence of holders of a majority of the outstanding stock shall constitute a quorum. Votes will be tabulated by inspectors. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting. Each is tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

Cumulative Voting Rights

Each member present either in person or by proxy at the Annual Meeting will have cumulative voting rights with respect to the election of directors; that is the shareholder will have an aggregate number of votes in the election of directors equal to the number of directors to be elected multiplied by the number of shares of Common Stock of the Company held by such shareholder on the record date. The resulting aggregate number of votes may be cast by the shareholder for the election of any single nominee, or the shareholder may distribute such votes among any number of all the nominees. The three nominees receiving the highest number of votes will be elected to the Board of Directors. The cumulative voting rights may be exercised in person or by proxy and there are no conditions precedent to the exercise of such rights.

           PROPOSALS OF SECURITY HOLDERS INTENDING TO
              BE PRESENT AT THE NEXT ANNUAL MEETING

Shareholders of the Company who intend to present proposals at the Companys 2001 Annual Meeting of Shareholders must send such proposals to the Company no later than December 20, 2000 in order to be included in the proxy statement and form of proxy relating to the meeting.

                           PROPOSAL 1

                      ELECTION OF DIRECTORS

                            Nominees

A board of three directors is to be elected at the meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for the Company's nominees named below, each of whom is a current director of the Company. If any of the Company's nominees is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee designated by the present board of directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them according to the cumulative voting rules to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

     Names of the nominees of the Company, together with certain information about them is set forth below.

                                     Director
Name                          Age    Since     Position in the
                                               Company

Charles Jayson Brentlinger    45     1999      Chief Executive
                                               Officer, President
                                               and Chairman
Gary D. Clarkson              47     1978      Secretary
Carl E. Matthusen             56     1988      Director

Charles Jayson Brentlinger is President and CEO of the Company and Chairman of the Board. He is also the President and owner of Rainbow Broadcasting Inc. and Brentlinger Broadcasting, Inc. Rainbow Broadcasting is the owner of radio station KBZG and is purchasing radio station KESP, both of Phoenix, Arizona. Brentlinger Broadcasting, Inc. was the owner of KBZR Radio in Arizona City, Arizona. In September 1999, Brentlinger Broadcasting Inc. sold KBZR to Big City Broadcasting. Mr. Brentlinger previously sold radio station KPTY Gilbert Arizona, to New Planet Radio.

Mr. Brentlinger has over 26 years of experience in the radio industry. He has worked as a consultant for almost every radio station in the Phoenix area. He formed his own broadcast engineering firm in 1986. Some of his many clients have included, Scripps Howard Broadcasting, Adams Radio Communications
Corporation, Adams Satellite/ABC, Transtar Radio Network,
Pulitzer Broadcasting Phoenix, Duchossois Communications

Corporation, Sundance Communications Corporation, Arizona Radio and Television Corporation, Cook Inlet Corporation, First Media
Corporation, Duffey II Corporation, TransCOM/Transcolumbia
Corporation.

Mr. Brentlinger attended DeVry Institute of Technology and the University of Arkansas at Little Rock. He is a member of Society of Broadcast Engineers and National Association of Broadcasters. He holds a FCC General Radiotelephone license, valid for life.

Gary D. Clarkson In June of 1999, Mr. Clarkson resigned as Chief Executive Officer, President and Chairman, as a result of the sale of his stock to Charles Jayson Brentlinger. Mr. Clarkson will remain with the Company as a Director, Secretary to the board and Advanced Products Engineer under a 3 year employment contract. In January 1998, following the death of Mr. Ronald R. Jones, Mr. Clarkson was elected to the positions of Chief Executive Officer, President and Chairman. Mr. Clarkson had been Secretary and a director of the Company since its incorporation and was elected Treasurer in July 1992. Mr. Clarkson founded CRL with Mr. Jones in 1974, and has devoted substantially all of his business efforts to the Company's business since that time. He has been a design engineer for the Company from 1974 to present. He holds an associate degree in electronics engineering technology from DeVry Institute of Technology, Phoenix, Arizona. Mr. Clarkson served as assistant and chief engineer at several radio stations from 1971 until 1978.

Carl E. Matthusen has served as a director of the Company since February 1988. Mr. Matthusen began his career in the broadcast industry in 1963 serving in various capacities at seven radio broadcast stations in Arizona, Wisconsin, Minnesota and Virginia. Since 1978, he has been General Manager of KJZZ/Sun Sounds operated by the Mesa Community College in Mesa, Arizona. In addition, he is a guest lecturer at Mesa Community College, Phoenix College and Arizona State University as well as a consultant to Arizona Western Community College and the Arizona Commission on Post-secondary Education. Mr. Matthusen also served as Chairman of the Board of Directors of the National Public Radio Network from 1992 to 1996, where he was a director from 1990 to 1997.

                    OTHER EXECUTIVE OFFICERS

Name                     Age            Position
Dennis L. Drew           54             General Manager, Vice
                                        President of
                                        Operations, Treasurer

Dennis L. Drew Treasurer, General Manager and Vice President of Operations. In June 1999, Mr. Drew resigned as Secretary and Mr. Clarkson was appointed to that position. Mr. Drew was appointed Secretary/Treasurer in January 1998. He joined the Company in
1993 as Controller. In 1994, he was appointed to the positions of Vice President of Operations and Assistant Secretary/Treasurer. Before joining the Company, Mr. Drew spent three years as a Project Manager for Computer Cable Specialists. Prior to Computer Cable Specialists, Mr. Drew held several senior financial management positions with companies in the computer leasing industry. These positions covered a wide range of responsibilities including implementing computerized internal controls to negotiating contracts and loan agreements. Mr. Drew has an MBA from Arizona State University.

                  BOARD MEETING AND COMMITTEES

The Board of Directors of the Company held a total of three meetings during the fiscal year ended December 31, 1999.

     The Board of Directors has an Executive Committee currently comprised of Messrs. Clarkson and Constable. The Executive Committee is empowered to act on behalf of the full Board of Directors when it is inconvenient for the full Board to meet. The Executive Committee was formed in 1983 and held no meetings in 1999.

     The Board of Directors has an Audit Committee which was comprised of Messrs. Constable and Matthusen during the year ended December 31, 1999. The Audit Committee oversees the financial reporting and disclosures prepared by Management. The Audit Committee held one meeting during the fiscal year ended December 31, 1999.

     The Company has no nominating committee. The entire board acts as the nominating committee.

     The Company has no executive compensation committee. The entire board acts in that capacity. Messrs. Clarkson and Brentlinger will not vote on their own salary and other compensation.

     Each of the directors attended, either in person or by telephone, each meeting scheduled during the time he has served as a director.

                     EXECUTIVE COMPENSATION
                   Summary Compensation Table
                                           Securities
Name and                                   Underlying    Other
Principal Position         Year  Salary  Options SARs(#) Compensation

Charles Jayson Brentlinger 1999 $49,846(1)    671,250(5)  -0-
President, CEO

Gary D. Clarkson(2)
Secretary                  1999 $98,406          -0-      -0-
                           1998 $69,982          -0-      $2,321(4)
Ronald R. Jones(3)
Former President and
Chairman of the Board      1998  $4,194          -0-      $3,571(4)
                           1997 $72,696          -0-      -0-

(1) Charles Jayson Brentlinger compensation from July 1, 1999 to December 31, 1999. As per the stock purchase agreement of September 1999, Mr. Brentlinger is employed by the Company at a salary not to exceed $125,000 per year for a three year period.
(2) Gary D. Clarkson has a three year employment agreement with the Company.
(3)  Mr. Jones died on January 1, 1998.
(4) Fee paid by Company for the personal guarantee of the SBA loan.
(5)  On September 30, 1999, the Company granted Mr. Charles
     Jayson Brentlinger 171,250 options to purchase shares of common stock of the Company for a purchase price of $2.50 per share, or $428,125 in the aggregate to be purchased by September 30, 2000, and a 5 year option to purchase 500,000 shares of the Companys common stock for $2.50 per share for a total of $1,250,000. This option expires on September 30, 2004.

Compensation of Directors

     During the year ended December 31, 1999, outside Directors received a total of $1,600 in compensation for attending meetings.

Employee Pension Plan

     The Company sponsors the CRL, INC. 401(K) PROFIT SHARING PLAN (the "Plan") for the benefit of all employees meeting certain eligibility requirements. Under the Plan, participants are permitted to make pre-tax contributions to their plan accounts. The Company will match 50% of a participant's contributions up to a maximum Company matching contribution of 3% of a participant's annual compensation. Total annual contributions to a participant's account may not exceed 25% of annual compensation. In addition, the Company, at its sole discretion, may make an annual profit sharing contribution to the Plan out of its current or accumulated profits. The annual contribution, if any, is allocated to participants based upon each participant's annual compensation. The Company has not made an annual contribution and currently has no plans to do so.

Stock Purchase Plan

The Company has an employee stock purchase plan which is offered to substantially all employees, including officers. Employees may purchase the Company's common stock through payroll deductions not exceeding $50 per week and shares are purchased at the market price, by a nonaffiliated dealer on the open market. During 1999, no employees participated in this plan.

Stock Options

In May 1994, the Company's stockholders approved the Company's 1994 Stock Option Plan, which set aside an aggregate of 60,000 shares of common stock for which options may be granted to employees, officers, directors, and consultants. There are no options outstanding to this group at this time.

The following table sets forth information regarding options granted in fiscal 1999 to executive officers named in the Summary
Compensation Table:

              Option/SAR Grants in Last Fiscal Year
                       [Individual Grants]

                                  Percent
                     Number of    of Total
                    Securities   Options/S  Exercise
                    Underlying      ARs       or
                   Options/SARS   Granted    Base  Expiration
Name                  Granted       to      Price      Date
                                 Employees  ($/Sh)
                                 in Fiscal
                                    Year
Charles Jayson        171,250       26%      $2.50     2000
Brentlinger
Charles Jayson        500,000       74%       2.50     2004
Brentlinger

                Fiscal Year End Option/SAR Values

                         Number of            Value of
                        Unexercised      Unexercised In-the-
                      Options/SARs at    Money Options/SARs
       Name         Fiscal Year End (#)  at Fiscal Year (1)
                    Exercisable/Unexer-         ($)
                         cisable         Exercisable/Unexer-
                                              cisable
Charles Jayson          671,250/-0-            -0-/-0-
Brentlinger

(1) Calculated by multiplying the number of shares underlying outstanding in-the-money options by the difference between the last sales price of the Companys Common Stock on December 31, 1999 ($2.00 per share) and the exercise prices for both exercisable and unexercisable shares.

Employment Contracts

The  Company  has  a  three-year employment agreement  with  Gary
Clarkson  that  commenced June 1999.  Under this  agreement,  Mr.
Clarkson will act as Advanced Product Engineer and is to be paid a salary of $66,456 per year.

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                      OWNERS AND MANAGEMENT

A. Security Ownership of Certain Beneficial Owners

As of February 29, 1999, the following persons were known by the
Company to be the beneficial owners of more than 5% of the
Company's Common Stock:
                                      Amount and
                Name and Address of   Nature of        Percent
Title of Class  Beneficial Owner      BeneficialOwner  of Class(1)

$.10 par value  Charles Jayson
common          Brentlinger(2)        308,812          51.67%
                    of
                Circuit Research Labs, Inc.
                2522 West Geneva Drive
                Tempe, Arizona 85282

(1) On the basis of 597,682 shares outstanding on February 29, 2000.
(2) Brentlinger agreed to purchase by September 30, 2000 171,250 additional shares of common stock of the Company for a purchase price of $2.50 per share, or $428,125 in the aggregate. Brentlinger may purchase the shares in such amounts and on such dates as he may determine, provided that he shall purchase all of the shares by September 30, 2000. On each date on which Brentlinger purchases any of the shares, he shall pay the purchase price in cash for the shares purchased on that date. When Mr. Brentlinger purchases said 171,250 shares, he will own 62.4% of the outstanding shares. Brentlinger also has a 5 year option to purchase 500,000 shares of the Companys common stock for $2.50 per share for a total of $1,250,000.

B. Security  Ownership of Management

The stock ownership by directors and officers of the Company as of February 29, 2000 is set forth below. Each person named exercises sole voting power over all shares beneficially owned.

                                     Amount and
                 Name and            Nature of
                 Address of          Beneficial       Percent
Title of Class   Beneficial Owner    Owner            of Class(1)

$.10 par value   Charles Jayson
common           Brentlinger(2)      308,812          51.67%

$.10 par value   Erle M. Constable       938(3)          * %
common                      All of
                    Circuit Research Labs, Inc.
                    2522 West Geneva Drive
                    Tempe, Arizona 85282
Officer and
as a group (2 persons)               309,750           51.67%

(1) On the basis of 597,682 shares outstanding on February 29, 2000.
(2) Brentlinger agreed to purchase by September 30, 2000 171,250 additional shares of common stock of the Company for a purchase price of $2.50 per share, or $428,125 in the aggregate. Brentlinger may purchase the shares in such amounts and on such dates as he may determine, provided that he shall purchase all of the shares by September 30, 2000. On each date on which

     Brentlinger purchases any of the shares, he shall pay the purchase price in cash for the shares purchased on that date. When Mr. Brentlinger purchases said 171,250 shares, he will own 62.4% of the outstanding shares. Brentlinger also has a 5 year option to purchase 500,000 shares of the Companys common stock for $2.50 per share for a total of $1,250,000.
(3)  Held as community property with Eugenia Constable.


                          OTHER MATTERS

Management knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                        THE BOARD OF DIRECTORS

Dated:    April 14, 2000

                CIRCUIT RESEARCH LABS, INC.
          2522 W. GENEVA DRIVE    TEMPE, ARIZONA 85282
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of CIRCUIT RESEARCH LABS, INC. hereby appoints each of Gary Clarkson and Dennis Drew as proxy, with power of substitution and authorizes each of them to represent, vote and act on behalf of such shareholder at the Annual Meeting of Shareholders to be held May 23, 2000, or any adjournment thereof.

1.   Election of directors.

     FOR ALL nominees listed below    WITHHOLD AUTHORITY
         (except as marked to the
          contrary below)             to vote for all nominees
                                      listed below

     (INSTRUCTION:  To withhold authority to vote for any
                    individual nominee strike a line through the nominee's name in the list below.)

CHARLES JAYSON BRENTLINGER  GARY D. CLARKSON   CARL E. MATTHUSEN

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE MARK,  SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND
RETURN IT IN THE ENCLOSED ENVELOPE.